LOGO: NUVEEN Investments

ANNUAL REPORT October 31, 2000

Municipal Closed-End
Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



MUNICIPAL VALUE FUND
NUV

MUNICIPAL INCOME FUND
NMI


2 Photos of: Adult reading with children.

INVEST WELL.
LOOK AHEAD.
LEAVE YOUR MARK.(SM)

Credit Quality
           HIGHLIGHTS As of October 31, 2000

PIECHART:
NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
AAA/U.S. Guaranteed           45%
AA                            22%
A                             20%
BBB                            9%
NR                             3%
Other                          1%


NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
AAA/U.S. Guaranteed           19%
AA                             9%
A                             12%
BBB                           26%
NR                            34%



    CONTENTS

  1 Dear Shareholder
  3 Portfolio Managers' Comments
  6 NUV Performance Overview
  7 NMI Performance Overview
  8 Shareholder Meeting Report
  9 Report of Independent Auditors
 10 Portfolio of Investments
 21 Statement of Net Assets
 22 Statement of Operations
 23 Statement of Changes in Net Assets
 24 Notes to Financial Statements
 29 Financial Highlights
 32 Build Your Wealth Automatically
 33 Fund Information

--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board



Sidebar text: "A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."


Dear SHAREHOLDER

One of the primary goals of your Nuveen Fund is to provide you with attractive, dependable tax-free income from a quality port-folio. I am pleased to report that over the past fiscal year your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2000


Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

Nuveen National Closed-End Exchange-Traded Funds (NUV, NMI)

Portfolio Managers'
                     COMMENTS



Portfolio managers Tom Spalding and Steve Peterson examine the economic environment, recent Fund performance, and the key investment strategies used to manage the Nuveen Municipal Value Fund, Inc. (NUV) and the Nuveen Municipal Income Fund, Inc. (NMI). Tom, a 24-year Nuveen veteran, has managed NUV since its inception in 1987, while Steve, who has 12 years of investment experience at Nuveen, assumed portfolio management responsibility for NMI in 1998.

WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THE PAST 12 MONTHS?

The major news affecting the fixed-income markets over the past fiscal year has been the Federal Reserve's tightening policy. In an effort to keep inflation in check, the Fed continued to raise interest rates through May 2000, eventually bringing the federal funds target rate to 6.50%, the highest level in almost a decade. The Fed's policy has been to try to slow economic growth without causing a recession.

Some recent evidence has suggested that the Fed effort may be having an impact. While the U.S. econom-ic expansion has reached a record tenth year, several indicators point to slowing growth. As a result, the Fed now seems to have put additional rate increases on hold, with some anticipating that the current tightening cycle may have reached its end.

Although the Fed rate hikes have put pressure on the municipal bond market, several supply and demand factors have helped prevent major rate increases or decreases in value. New issue supply of municipal bonds during the first 10 months of 2000 totaled $154 billion nationwide, down 17.5% from 1999 levels. At this rate, the supply of municipal bonds could finish 2000 at its lowest level since 1995. The generally favorable economic conditions in many cities and states have enabled many issuers to use pay-as-you-go funding for necessary projects, holding the supply of new bonds in check. At the same time, demand from individual investors looking for diversification and income has remained strong. As a result, current municipal bond prices and yields are comparable to those of a year ago.


HOW DID NUV AND NMI PERFORM OVER THE PAST YEAR?

For the fiscal year ended October 31, 2000, NUV and NMI produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.



                Market            Total Return         Lehman     Lipper
                 Yield                  on NAV  Total Return1   Average2
------------------------------------------------------------------------
                           1 Year       1 Year         1 Year
                         Taxable-        Ended          Ended      Ended
        10/31/00      Equivalent3     10/31/00       10/31/00   10/31/00
------------------------------------------------------------------------
NUV        5.96%            8.64%        8.71%          8.51%      7.31%
------------------------------------------------------------------------
NMI        6.24%            9.04%        3.02%          8.51%      7.31%
------------------------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.


Both Funds' total returns on NAV show substantial improvement over the results shown in the their semi-annual report last spring. This reflects the generally positive environment for municipal bonds since the last of the Fed's current round of rate hikes in May. As of October 31, 2000, long-term municipal yields were more than 99% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.


WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
During the past year, good call protection helped to maintain the income streams of both Funds. In addition, NMI's structure, which allows the Fund to invest a greater percentage of its assets in lower-rated, higher-yielding credits, enabled the Fund to increase its dividend in March 2000. As of the end of October 2000, NUV had offered shareholders 24 consecutive months of stable dividends, while NMI had provided 28 consecutive months of steady or increasing dividends.


1 The Funds' performance is com-pared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Funds are compared with the average annualized return of the 16 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During late 1999 and the first half of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments. In recent months, as the bond market has begun to show signs of recovery and the stock market has continued to be volatile, we believe many investors are again considering tax-free fixed-income alternatives. Demand for NMI, which is managed with the goal of providing a higher yield relative to other unleveraged municipal funds, was strong enough to move the Fund from trading at a dis-count (share price below NAV) to a premium (share price above NAV) over the past 12 months. In NUV, however, in spite of the Fund's improved performance, investor interest continued to lag the rise in value of the bonds held by the Fund. As a result, NUV saw its discount widen. With the market price of NUV lower than the actual value of the bonds in its portfolio, shareholders may want to consider taking advantage of this opportunity to add to their holdings of this Fund.


WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE FISCAL YEAR ENDED OCTOBER 31, 2000?
Despite a slow start, the past fiscal year turned out to be generally positive for the fixed-income markets, including municipal bonds. During this period, we focused on strengthening the Funds' long-term dividend-paying capabilities and finding value in selected areas of the market, including utilities, healthcare, and transportation.


Over the past year, utilities continued to represent NUV's largest sector weighting, as we maintained our allocation at 27% of the portfolio. We also added selec-tively to our holdings in the healthcare sector, increasing our weighting to 15% from 12% over the past 12 months. While this continued to be a challenging time for healthcare, we believed the sector showed some improvement as hospitals become more efficient in coping with an environment of higher costs and lower revenues. Using our research capabilities to gain a better understanding of the dynamics within this sector, we continued to find attractive healthcare opportunities.


In NUV, we also found value in the transportation sector, particularly airport bonds, which we believe should do well if air traffic continues to increase. NUV benefited from Denver airport bonds already held by the Fund. These revenue bonds have performed exactly as we anticipated, providing above-market returns and price appreciation since our purchase.


At 22% of the portfolio, the utilities sector also represented the largest weighting in NMI. Over the past 12 months, we added to our holdings in this sector by purchasing high-yield credits issued by the Cattaraugus County (New
York) Industrial Development Agency for the Laidlaw Energy and Environmental Inc. project and by Martin County (Florida) for the Indiantown project. Both of these issues involved co-generation projects, in which an independent power producer burns natural gas to produce electricity. With the price of electricity rising due to the current supply/demand imbalance, we believe that power producers have become more eco-nomically viable and more creditworthy, and these bonds having been performing well for the Fund.

NMI also continued to hold non-rated project finance bonds issued by the Erie County (New York) Industrial Development Agency for the CanFibre of Lackawanna project. These bonds, which performed well earlier this year, were adversely affected by the subsequent bank-ruptcy filing of the project contractor. We believe this situation is improving, with the plant essentially com-pleted and near operation. If CanFibre can successfully demonstrate its ability to manufacture and market a high-quality particle board product at the facility, we would expect the market to recognize the turnaround in this credit within the next year. We continue to monitor this holding very closely in an effort to ensure that the credit situation is resolved to the benefit of shareholders.


As of October 31, 2000, NUV continued to offer excel-lent credit quality, with 67% of its assets invested in bonds rated AAA/U.S. guaranteed and AA. The Fund also had a 12% allocation of BBB/non-rated bonds, which generally provided higher yields as credit spreads widened over the past 18 months. NMI had 60% of its portfolio invested in BBB/non-rated bonds at the end of October, which helped it take advantage of these bonds' higher yields in order to enhance the Fund's yield. In addition, NMI had a 28% allocation of bonds rated AAA/U.S. guaranteed and AA.


WHAT IS YOUR OUTLOOK FOR NUV AND NMI?
In general, our outlook for the fixed-income markets over the next 12 months is positive. Current projections call for continued strong demand for municipal bonds, while new municipal issuance nationwide in 2001 is expected to stay under $200 billion. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices.


Looking specifically at NUV and NMI, both Funds offer good levels of call protection over the next two years, with a total of 21% and 8% of their portfolios, respectively, subject to calls during 2001 and 2002. Shareholders should note, however, that the interest rate environment over the next two years will play a major role in whether these bonds are actually called. While we cannot control the direction of interest rates, we will continue to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process.


Over the next 12 months, we plan to continue to focus on strengthening the Funds' dividend-payment capabili-ties and monitoring the market for opportunities to enhance the Funds' structure (e.g., longer call protec-tion, higher coupon bonds). With a number of expansion projects already announced by airports in Chicago, St. Louis, New York and Newark, we expect to see increased issuance in this sector over the next several years. This should provide us with opportunities to to improve Fund structure and performance potential by decreasing our holdings of Denver airport bonds in NUV and selectively purchasing bonds associated with other airports. Overall, we believe NUV and NMI continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen Municipal Value Fund, Inc.

Performance
   OVERVIEW As of October 31, 2000


NUV


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                6/87
--------------------------------------------------
Share Price                                $8 9/16
--------------------------------------------------
Net Asset Value                              $9.77
--------------------------------------------------
Market Yield                                 5.96%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.64%
--------------------------------------------------
Fund Net Assets ($000)                  $1,903,967
--------------------------------------------------
Average Effective Maturity (Years)           19.11
--------------------------------------------------
Average Duration                              7.52
--------------------------------------------------


ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.46%         8.71%
--------------------------------------------------
5-Year                         4.18%         5.36%
--------------------------------------------------
10-Year                        5.43%         6.58%
--------------------------------------------------


TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      27%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
U.S.Guaranteed                                 11%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
11/99                 0.0425
12/99                 0.0425
1/00                  0.0425
2/00                  0.0425
3/00                  0.0425
4/00                  0.0425
5/00                  0.0425
6/00                  0.0425
7/00                  0.0425
8/00                  0.0425
9/00                  0.0425
10/00                 0.0425



Line Chart:
SHARE PRICE PERFORMANCE
11/5/99                 8.5
                        8.25
                        8.25
                        8.19
                        8.13
                        7.94
                        7.94
                        7.88
                        8.06
                        7.75
                        7.88
                        8.06
                        8.19
                        8.06
                        8.13
                        8.13
                        8.13
                        8.13
                        8.13
                        8.19
                        8.44
                        8.44
                        8.13
                        8
                        8.19
                        8.06
                        8.06
                        8.06
                        8.19
                        8.38
                        8.5
                        8.38
                        8.5
                        8.44
                        8.63
                        8.56
                        8.5
                        8.63
                        8.69
                        8.69
                        8.75
                        8.81
                        8.81
                        8.88
                        8.75
                        8.69
                        8.69
                        8.69
                        8.56
                        8.63
10/31/00                8.56

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders a net ordinary income distribution in December 1999 of $0.0006 per share.

Nuveen Municipal Income Fund, Inc.

Performance
   OVERVIEW As of October 31, 2000



NMI


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                4/88
--------------------------------------------------
Share Price                                $11 1/4
--------------------------------------------------
Net Asset Value                             $11.01
--------------------------------------------------
Market Yield                                 6.24%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.04%
--------------------------------------------------
Fund Net Assets ($000)                     $88,214
--------------------------------------------------
Average Effective Maturity (Years)           17.60
--------------------------------------------------
Average Duration                              7.44
--------------------------------------------------


ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         9.45%         3.02%
--------------------------------------------------
5-Year                         6.43%         4.95%
--------------------------------------------------
10-Year                        6.67%         6.43%
--------------------------------------------------


TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      22%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Basic Materials                                10%
--------------------------------------------------
Long-Term Care                                  9%
--------------------------------------------------
U.S. Guaranteed                                 9%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
11/99                 0.0575
12/99                 0.0575
1/00                  0.0575
2/00                  0.0575
3/00                  0.0585
4/00                  0.0585
5/00                  0.0585
6/00                  0.0585
7/00                  0.0585
8/00                  0.0585
9/00                  0.0585
10/00                 0.0585


Share Price Performance
11/5/99                11.25
                       11.13
                       10.88
                       10.56
                       10.06
                       10.06
                       10.25
                       10.5
                       10.81
                       10.81
                       11
                       11.13
                       11.13
                       10.94
                       11.06
                       11.19
                       11.25
                       11.19
                       10.88
                       10.81
                       11.38
                       11.25
                       11.13
                       11.06
                       10.94
                       10.88
                       10.75
                       10.88
                       11.19
                       11.63
                       11.63
                       11.63
                       11.5
                       11.38
                       11.5
                       11.56
                       11.81
                       11.75
                       11.69
                       11.88
                       11.88
                       11.69
                       11.88
                       12.06
                       11.81
                       11.75
                       11.69
                       11.75
                       11.63
                       11.31
10/31/00               11.06

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1999 of $0.0583 per share.


Shareholder
           MEETING REPORT

The annual shareholder meeting was held on July 26, 2000, at the Northern Trust
Bank, Chicago, Illinois.


                                                                                                                NUV            NMI
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                                                Shares        Shares
====================================================================================================================================
Robert P. Bremner
   For                                                                                                     163,031,222     6,881,499
   Withhold                                                                                                  2,001,168        67,231
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   165,032,390     6,948,730
====================================================================================================================================
William J. Schneider
   For                                                                                                     163,168,823     6,879,899
   Withhold                                                                                                  1,863,567        68,831
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   165,032,390     6,948,730
====================================================================================================================================
Judith M. Stockdale
   For                                                                                                     162,819,505     6,870,438
   Withhold                                                                                                  2,212,885        78,292
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   165,032,390     6,948,730
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                                     163,210,947     6,875,410
   Against                                                                                                     524,487        22,557
   Abstain                                                                                                   1,296,956        50,763
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   165,032,390     6,948,730
====================================================================================================================================


Report of
      INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
December 12, 2000


                            Nuveen Municipal Value Fund, Inc. (NUV)

                            Portfolio of
                                       INVESTMENTS October 31, 2000

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.0%

$       2,195   Alabama Housing Finance Authority, Single Family Mortgage Revenue    4/08 at 102             Aaa          $2,067,339
                 Bonds (Collateralized Home Mortgage Revenue Bond Program),
                 1998 Series A-2, 5.450%, 10/01/28 (Alternative Minimum Tax)

        5,000   The Industrial Development Board of the Town of Courtland           11/09 at 101            Baa1           5,109,250
                 (Alabama), Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Series 1999A, 6.700%, 11/01/29
                 (Alternative Minimum Tax)

        4,000   The Medical Clinic Board of the City of Jasper (Alabama),            7/02 at 102              A3           3,980,680
                 Hospital Revenue Bonds, Series 1993 (Walker Regional Medical
                 Center, Inc. Project), 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement         2/09 at 101             AAA          11,403,840
                 Warrants, Series 1999-A, 5.375%, 2/01/36

       16,850   BMC Special Care Facilities Financing Authority of the City of      11/08 at 101             AAA          14,843,165
                 Montgomery (Alabama), Revenue Bonds, Series 1998-B
                 (Baptist Health), 5.000%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.4%

        4,900   Arizona Health Facilities Authority, Hospital Revenue Bonds         11/09 at 100             A2           4,918,277
                 (Phoenix Children's Hospital), Series 1999A, 6.250%, 11/15/29

       16,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic         7/10 at 101            BBB+          16,138,080
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        5,130   Yuma Regional Medical Center on behalf of Hospital District      8/02 at 101 1/2          N/R***           5,509,004
                 No. 1 of Yuma County, Arizona, Hospital Revenue Improvement
                 and Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.2%

        1,635   City of Conway, Arkansas, Sales and Use Tax Capital Improvement     12/06 at 101             AAA           1,627,316
                 Bonds, Series 1997A, 5.350%, 12/01/17

        2,750   Jefferson County, Arkansas, Pollution Control Revenue Refunding     12/02 at 102            BBB-           2,562,093
                 Bonds (Energy Arkansas, Inc. Project), Series 1997, 5.600%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.4%

                California Educational Facilities Authority, Revenue Bonds,
                Series 2000, Loyola Marymount University:
        3,655    0.000%, 10/01/23                                              10/09 at 41 13/16             Aaa             901,835
        7,310    0.000%, 10/01/24                                               10/09 at 39 3/16             Aaa           1,688,464

        9,000   State of California, Department of Water Resources, Central Valley 6/03 at 101 1/2            AA           9,174,600
                 Project, Water System Revenue Bonds, Series L, 5.750%, 12/01/19

       14,500   State of California, Department of Water Resources, Central         12/03 at 101              AA          12,924,430
                 Valley Project, Water System Revenue Bonds, Series M,
                 4.750%, 12/01/24

       17,155   State Public Works Board of the State of California, Lease Revenue   6/03 at 102             Aa2          17,226,365
                 Refunding Bonds (The Regents of the  University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

       10,500   California Statewide Communities Development Authority,              4/09 at 101             BBB           9,675,960
                 Certificates of Participation, The Internext Group, 5.375%, 4/01/17

        6,530   California Statewide Communities Development Authority,              7/03 at 102             AA-           6,597,651
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/14

        3,000   Community Facilities District No. 98-2 of the Capistrano Unified     9/09 at 102             N/R           2,848,290
                 School District (Ladera), California, Series 1999 Special Tax Bonds,
                 5.750%, 9/01/29

        5,375   Central Joint Powers Health Financing Authority, Certificates        2/03 at 100            Baa1           4,415,993
                 of Participation, Series 1993 (Community Hospital of
                 Central California), 5.000%, 2/01/23

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       30,000    0.000%, 1/01/22                                                    No Opt. Call             AAA           9,215,100
        2,500    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                           1/07 at 100             AAA           2,739,950

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA (continued)

$       7,500   Department of Water and Power of the City of Los Angeles,           11/03 at 102             AAA          $7,340,700
                 California, Electric Plant Refunding Revenue Bonds,
                 Second Issue of 1993, 5.400%, 11/15/31

       30,470   Los Angeles County Public Works Financing Authority, Lease          12/03 at 102             AAA          30,219,841
                 Revenue Bonds (Multiple Capital Facilities Project IV),
                 4.750%, 12/01/13

        7,300   County of San Diego, California, Certificates of Participation,      9/09 at 101            Baa3           7,440,160
                 The Burnham Institute, 6.250%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 10.1%

       12,515   Colorado Health Facilities Authority, Revenue Bonds, Series 1994     5/04 at 102             AA-          12,096,999
                 (Sisters of Charity Health Care Systems, Inc.), 5.250%, 5/15/14

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
        3,680    7.000%, 11/15/03 (Alternative Minimum Tax)                         11/02 at 102               A           3,892,962
        2,125    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102             Aaa           2,276,173
                 (Pre-refunded to 11/15/02)
        8,290    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102               A           8,748,105

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
          655    6.750%, 11/15/13 (Alternative Minimum Tax)                         11/02 at 102             Aaa             695,420
                 (Pre-refunded to 11/15/02)
        5,045    6.750%, 11/15/13 (Alternative Minimum Tax)                         11/02 at 102               A           5,275,657
        7,515    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102             Aaa           7,978,751
                 (Pre-refunded to 11/15/02)
       29,870    6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102               A          31,176,514

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
          790    8.250%, 11/15/12 (Alternative Minimum Tax)                         11/00 at 102             Aaa             806,906
                 (Pre-refunded to 11/15/00)
        8,360    8.250%, 11/15/12 (Alternative Minimum Tax)                         11/00 at 102               A           8,538,737
        2,705    8.500%, 11/15/23 (Alternative Minimum Tax)                         11/00 at 102             Aaa           2,763,130
                 (Pre-refunded to 11/15/00)
       29,090    8.500%, 11/15/23 (Alternative Minimum Tax)                         11/00 at 102               A          29,714,562

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        3,475    8.750%, 11/15/23 (Alternative Minimum Tax)                         11/01 at 102             Aaa           3,692,014
                 (Pre-refunded to 11/15/01)
        9,635    8.750%, 11/15/23 (Alternative Minimum Tax)                         11/01 at 102               A          10,155,675

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        1,820    7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102             Aaa           1,915,805
                 (Pre-refunded to 11/15/01)
        6,930    7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102               A           7,238,039
       10,275    7.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100             Aaa          10,542,047
                 (Pre-refunded to 11/15/01)
       39,745    7.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100               A          40,419,870

        5,000   E-470 Public Highway Authority (Colorado), Senior Revenue Bonds,     9/10 at 102             AAA           5,043,550
                 Series 2000A, 5.750%, 9/01/35


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.4%

        7,055   Connecticut Housing Finance Authority, Housing Mortgage Finance      5/06 at 102              AA           7,220,793
                 Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.4%

        8,000   Washington Convention Center Authority (Washington, D.C.),          10/08 at 100             AAA           6,882,320
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.1%

        5,000   Orange County Health Facilities Authority (Florida), Hospital       10/09 at 101               A           4,912,650
                 Revenue Bonds (Orlando Regional Healthcare System),
                 Series 1999E, 6.000%, 10/01/26

        5,000   Orlando Utilities Commission (Florida), Water and Electric          10/02 at 100             Aa2           4,943,000
                 Subordinated Revenue Bonds, Series 1992A, 5.500%, 10/01/27

        8,000   Orlando Utilities Commission (Florida), Water and Electric          10/03 at 102             Aa2           7,695,520
                 Subordinated Revenue Refunding Bonds, Series 1993A,
                 5.250%, 10/01/23

                Orlando Utilities Commission (Florida), Water and Electric
                Subordinated Revenue Bonds, Series 1993B:
       14,000    5.600%, 10/06/17                                                   10/03 at 102             Aa2          14,130,900
        7,000    5.250%, 10/01/23                                                   10/03 at 101             Aa2           6,672,540

        2,500   Orlando Utilities Commission (Florida), Water and Electric          10/02 at 101             Aa1           2,393,050
                 Revenue Bonds, Series 1993, 5.125%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.2%

       20,350   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,       5/09 at 101             AAA          18,086,063
                 Series 1999A, 5.000%, 11/01/38


                                             Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA (continued)

                Coffee County Hospital Authority (Georgia), Revenue Anticipation
                Certificates (Coffee Regional Medical Center, Inc. Project),
                Series 1997A:
$       2,500    6.250%, 12/01/06                                                   No Opt. Call             N/R          $2,445,100
       21,100    6.750%, 12/01/26                                                   12/06 at 102             N/R          19,152,681

        2,250   Hospital Authority of the City of Royston (Georgia),                 7/09 at 102             N/R           2,106,968
                 Revenue Anticipation Certificates (Ty Cobb Healthcare System,
                 Inc. Project), Series 1999, 6.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.7%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,            1/10 at 100              A+           2,146,808
                 6.375%, 1/01/20

        5,000   City of Chicago, General Obligation Bonds, Project Series A          1/02 at 102             AAA           5,190,300
                 of 1992, 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

        3,500   City of Chicago (Illinois), General Obligation Bonds, Project        7/08 at 102             AAA           3,294,900
                 and Refunding Series 1998, 5.250%, 1/01/28

        2,000   Chicago School Reform Board of Trustees of the Board of Education   12/07 at 102             AAA           1,908,160
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/22

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       15,000    0.000%, 12/01/24                                                   No Opt. Call             AAA           3,676,050
       47,500    0.000%, 12/01/28                                                   No Opt. Call             AAA           9,166,075

        1,125   Metropolitan Water Reclamation District of Greater Chicago,         No Opt. Call             Aa1           1,312,796
                 General Obligation Capital Improvement Bonds, Series
                 of June, 1991, 7.000%, 1/01/11

        9,050   City of Chicago, Illinois, Tax Increment Allocation Bonds            1/01 at 102          N/R***           9,268,558
                 (Stockyards Industrial - Commercial Redevelopment Project),
                 Series 1991, 9.000%, 1/01/11 (Pre-refunded to 1/01/01)

        5,190   Illinois Development Finance Authority, Industrial Development       6/02 at 102             N/R           5,279,060
                 Revenue Bonds, Series 1992 (Plano Molding Company Project),
                 7.750%, 6/01/12 (Alternative Minimum Tax)

        3,000   Illinois Development Finance Authority, Pollution Control           No Opt. Call              A-           2,926,500
                 Revenue Refunding Bonds, Series 1994 (Commonwealth Edison
                 Company Project), 5.850%, 1/15/14

                Illinois Development Finance Authority (The Presbyterian Home
                Lake Forest Place Project), Revenue Bonds, Series 1996 B:
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                           9/06 at 102             AAA           7,164,894
          990    6.400%, 9/01/31                                                     9/06 at 102             AAA           1,033,204

        1,800   Illinois Development Finance Authority, Local Government            No Opt. Call             Aaa             644,238
                 Program Revenue Bonds, Series 2000 (Rockford School
                 District Number 205 Project), 0.000%, 2/01/19

       14,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,      10/03 at 102              A-          12,300,960
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

        7,000   Illinois Health Facilities Authority, Revenue Bonds,                11/03 at 102             AAA           6,662,670
                 Series 1993, Swedish American Hospital, 5.375%, 11/15/23

       18,015   Illinois Health Facilities Authority, Revenue Bonds, Series 1993    11/03 at 102             AAA          17,039,127
                 (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                 5.250%, 11/15/20

        8,735   Illinois Health Facilities Authority, Revenue and Revenue Refunding 11/00 at 102             AAA           8,926,122
                 Bonds, Series 1990C (Hinsdale Hospital), 9.500%, 11/15/19
                 (Pre-refunded to 11/15/00)

                Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                (South Suburban Hospital):
        1,150    7.000%, 2/15/18 (Pre-refunded to 2/15/02)                           2/02 at 102            A***           1,207,075
        4,350    7.000%, 2/15/18                                                    No Opt. Call            A***           5,031,123

        8,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997     8/07 at 101             AAA           7,386,000
                 (Sherman Health Systems), 5.250%, 8/01/22

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2000,    5/10 at 101              A3          15,107,400
                 Condell Medical Center, 6.500%, 5/15/30

       44,615   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Refunding 6/02 at 101             AAA          44,058,651
                 Bonds), Series Q, 5.500%, 6/15/20

       18,955   Metropolitan Pier and Exposition Authority (Illinois), McCormick    No Opt. Call             AAA           7,544,280
                 Place Expansion Project Bonds, Series 1992A, 0.000%, 6/15/17

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1994B:
        7,250    0.000%, 6/15/18                                                    No Opt. Call             AAA           2,706,715
        9,900    0.000%, 6/15/29                                                    No Opt. Call             AAA           1,895,256


   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      16,550   Metropolitan Pier and Exposition Authority (Illinois), McCormick    No Opt. Call             AAA          $4,967,152
                 Place Expansion Project Refunding Bonds, Series 1996A,
                 0.000%, 12/15/21

       11,650   Regional Transportation Authority, Cook, DuPage, Kane, Lake,         6/04 at 102             AAA          12,509,887
                 McHenry and Will Counties (Illinois), General Obligation Bonds,
                 Series 1994A, 6.250%, 6/01/24

        1,670   Tri-City Regional Port District (Illinois), Port and Terminal       No Opt. Call             N/R           1,652,615
                 Facilities Revenue Bonds (1998 Refunding and Dock #2
                 Enhancement Project), Series 1998B, 5.875%, 7/01/08
                 (Alternative Minimum Tax)

        2,295   School District Number 161, Will County, Illinois, Capital          No Opt. Call             Aaa             877,447
                 Appreciation School Bonds, Series 1999, 0.000%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.6%

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue       11/07 at 102             AAA           9,414,700
                 Bonds, Series 1997A (Sisters of St. Francis Health Services,
                 Inc. Project), 5.375%, 11/01/27

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue        2/07 at 102              AA          17,264,248
                 Bonds (Clarian Health Partners, Inc.), Series 1996A, 6.000%, 2/15/21

        4,840   Indianapolis Airport Authority, Special Facilities Revenue Bonds,    7/04 at 102             BBB           5,096,665
                 Series 1994 (Federal Express Corporation Project),
                 7.100%, 1/15/17 (Alternative Minimum Tax)

                The Indianapolis (Indiana), Local Public Improvement Bond Bank,
                Series 1999E:
       12,500    0.000%, 2/01/21                                                    No Opt. Call             AAA           3,927,250
       10,000    0.000%, 2/01/27                                                    No Opt. Call             AAA           2,190,000

        9,155   City of South Bend, Indiana, Multifamily Housing Revenue Refunding  11/00 at 102             N/R           8,577,777
                 Bonds (The Pointe at St. Joseph Project), Issue of 1994, Series A,
                 6.200%, 12/15/18

          500   City of South Bend, Indiana, Multifamily Housing Revenue Refunding  11/00 at 102             N/R             478,870
                 Bonds (The Pointe at St. Joseph Project), Issue of 1994, Series B,
                 6.450%, 12/15/18 (Alternative Minimum Tax)

        3,169   City of South Bend, Indiana, Multifamily Housing Revenue            12/03 at 100             N/R           1,964,767
                 Refunding Bonds (The Pointe at St. Joseph Project), Issue
                 of 1994, Series C, 3.850%, 12/15/18


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.3%

       20,015   Iowa Housing Finance Authority, Single Family Housing Bonds,        No Opt. Call             AAA           3,481,009
                 1984 Issue A, 0.000%, 9/01/16

        1,880   Iowa Finance Authority, Hospital Facilities Revenue Bonds,           7/08 at 102             AAA           1,705,198
                 Series 1998 A (Iowa Health System), 5.125%, 1/01/28


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        6,650   City of Newton, Kansas, Hospital Revenue Bonds (Newton              11/04 at 102          N/R***           7,476,063
                 Healthcare Corporation), Series 1994A, 7.750%, 11/15/24
                 (Pre-refunded to 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.2%

       12,500   County of Carroll, Kentucky, Collateralized Pollution Control        9/02 at 102              A1          13,245,750
                 Revenue Bonds (Kentucky Utilities Company Project),
                 1992 Series A, 7.450%, 9/15/16

        9,000   Greater Kentucky Housing Assistance Corporation, Mortgage            1/03 at 100             AAA           9,020,790
                 Revenue Refunding Bonds, Series 1997A (FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects),
                 6.100%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.2%

       19,475   Louisiana Public Facilities Authority, Hospital Revenue             11/00 at 100             AAA          22,717,782
                 Refunding Bonds (Southern Baptist Hospitals, Inc. Project),
                 Series 1986, 8.000%, 5/15/12


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.8%

       14,365   Maine State Housing Authority, Mortgage Purchase Bonds,              2/04 at 102              AA          14,440,129
                 1994 Series A, 5.550%, 11/15/14

       19,925   Maine State Housing Authority, Mortgage Purchase Bonds,              5/05 at 102              AA          20,303,974
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.6%

       10,900   Community Development Administration of Maryland,                3/07 at 101 1/2             Aa2          10,930,956
                 Department of Housing and Community  Development,
                 Residential Revenue Bonds, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.2%

        1,155   Massachusetts Municipal Wholesale Electric Company,                 No Opt. Call            BBB+           1,279,581
                 Power Supply System Revenue Bonds, 1987 Series A,
                 8.750%, 7/01/18


                                             Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS (continued)

$       5,000   Massachusetts Industrial Finance Agency, Resource Recovery           7/01 at 103             N/R          $5,241,950
                 Revenue Bonds (SEMASS Project), Series 1991A,
                 9.000%, 7/01/15

       16,400   Massachusetts Turnpike Authority, Metropolitan Highway               1/07 at 102             AAA          14,591,572
                 System Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway               1/07 at 102             AAA           7,326,480
                 System Revenue Bonds, 1997 Series B, 5.125%, 1/01/37

                Massachusetts Turnpike Authority, Metropolitan Highway
                System Revenue Bonds, 1999 Series A (Subordinated):
        2,500    4.750%, 1/01/34                                                     1/09 at 101             AAA           2,143,475
        6,000    5.000%, 1/01/39                                                     1/09 at 101             AAA           5,311,020

       36,580   Massachusetts Water Resources Authority, General Revenue            11/02 at 102              AA          36,965,187
                 Refunding Bonds, 1992 Series B, 5.500%, 11/01/15

        8,000   Massachusetts Water Pollution Abatement Trust, Pool Program          8/10 at 101             AAA           7,912,560
                 Bonds, Series 6, 5.500%, 8/01/30 (WI, settling 11/08/00)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.9%

        6,000   The Economic Development Corporation of the City of Dearborn         8/04 at 102             AAA           5,675,100
                 (Michigan), Hospital Revenue Refunding Bonds (Oakwood
                 Obligated Group), Series 1994A, 5.250%, 8/15/21

       10,000   City of Detroit, Local Development Finance Authority, Tax Increment  5/09 at 101             N/R           8,819,500
                 Bonds, Series 1998A, 5.500%, 5/01/21

        1,400   City of Detroit, Michigan, Sewage Disposal System Revenue            7/05 at 101             AAA           1,397,760
                 Refunding Bonds, Series 1995-B, 5.250%, 7/01/15

                County of Grand Traverse Hospital Finance Authority (Michigan),
                Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                Group), Series 1992A:
        2,700    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                           7/02 at 102             AAA           2,827,899
        1,300    6.250%, 7/01/12                                                     7/02 at 102             AAA           1,353,339

        1,900   Michigan State Hospital Finance Authority, Revenue and Refunding     8/03 at 102            BBB-           1,674,166
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993A, 6.500%, 8/15/18

        7,000   Michigan State Hospital Finance Authority, Hospital Revenue          8/01 at 102             Aaa           7,305,550
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

       23,005   Michigan State Hospital Finance Authority, Hospital Revenue          8/08 at 101            BBB-          16,338,611
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

        4,320   Michigan State Housing Development Authority, Rental Housing         4/03 at 102             AAA           4,353,912
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

       15,750   Michigan State Housing Development Authority, Rental Housing         6/05 at 102             AAA          16,253,843
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

       25,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue        9/05 at 102             AAA          26,479,250
                 Bonds (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2%

        3,945   Minnesota Housing Finance Agency, Rental Housing Bonds,              2/05 at 102             AAA           4,002,124
                 1995 Series D, 5.900%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

       13,000   Mississippi Hospital Equipment and Facilities Authority,             5/03 at 102             AAA          13,131,170
                 Revenue Refunding and Improvement Bonds (North Mississippi
                 Health Services), 1993 Series 1, 5.750%, 5/15/16


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

                The Industrial Development Authority of the City of West Plains,
                Missouri Hospital Facilities Revenue Bonds (Ozark Medical
                Center), Series 1997:
        1,750    5.500%, 11/15/12                                                   11/07 at 101             N/R           1,451,888
        1,000    5.600%, 11/15/17                                                   11/07 at 101             N/R             790,920

        3,075   The Industrial Development Authority of the City of West Plains,    11/09 at 101             N/R           2,728,202
                 Missouri Hospital Facilities Revenue Bonds (Ozark Medical
                 Center), Series 1999, 6.750%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2%

        3,610   Consumers Public Power District, Nebraska, Nuclear Facility          1/01 at 100              A+           3,611,372
                 Revenue Bonds, 1968 Series, 5.100%, 1/01/03

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 1.0%

                Director of the State of Nevada, Department of Business and
                Industry, Las Vegas Monorail Project, Revenue Bonds, 1st Tier
                Series 2000:
$       7,500    0.000%, 1/01/24                                                    No Opt. Call             AAA          $1,928,175
       18,000    5.375%, 1/01/40                                                     1/10 at 100             AAA          16,992,000


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.1%

       23,125   Business Finance Authority of the State of New Hampshire,           10/03 at 102              A3          20,968,594
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A, 5.875%, 10/01/33


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.5%

       25,625   New Jersey Economic Development Authority, Special Facility          9/09 at 101              BB          23,548,863
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

        5,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/10 at 101            BBB-           5,152,150
                 Bonds (Trinitas Hospital Obligated Group Issue), Series 2000,
                 7.500%, 7/01/30


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.2%

        5,360   Village of East Rochester Housing Authority (New York),              8/07 at 102             AAA           5,418,960
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.600%, 8/01/17

                Long Island Power Authority, Electric System General Revenue
                Bonds, Series 1998A:
        7,500    5.125%, 12/01/22                                                    6/08 at 101             AAA           7,083,075
       10,000    5.250%, 12/01/26                                                    6/08 at 101             AAA           9,502,800
       26,745    5.500%, 12/01/29                                                    6/03 at 101              A-          25,640,432

        5,000   The City of New York, General Obligation Bonds, Fiscal 1994      8/03 at 101 1/2               A           5,168,700
                 Series D, 5.750%, 8/15/10

        5,000   The City of New York, General Obligation Bonds, Fiscal 1996      2/06 at 101 1/2               A           5,122,950
                 Series G, 5.750%, 2/01/14

       10,000   The City of New York, General Obligation Bonds, Fiscal 1997      8/06 at 101 1/2               A          10,378,100
                 Series E, 6.000%, 8/01/16

       13,395   The City of New York, General Obligation Bonds, Fiscal 1998          8/07 at 101               A          13,912,449
                 Series D, 5.500%, 8/01/10

       39,610   The City of New York, General Obligation Bonds, Fiscal 1997         10/07 at 101               A          40,726,606
                 Series G, 6.000%, 10/15/26

       15,000   New York City Municipal Water Finance Authority, Water and           6/06 at 101             AAA          15,134,400
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        5,200   Dormitory Authority of the State of New York, Court Facilities       5/10 at 101               A           5,350,384
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 6.000%, 5/15/39

        7,000   Dormitory Authority of the State of New York, Mental Health          8/09 at 101               A           6,480,950
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

       15,000   New York Local Government Assistance Corporation,                    4/01 at 102             AAA          15,466,950
                 Series 1991A Bonds, 7.000%, 4/01/16 (Pre-refunded to 4/01/01)

        9,435   New York State Medical Care Facilities Finance Agency,               8/03 at 102             AAA           9,648,891
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.3%

        3,600   City of Charlotte, North Carolina, Refunding Certificates           12/03 at 102             AAA           3,493,332
                 of Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

       11,965   North Carolina Eastern Municipal Power Agency, Power System      9/03 at 102 1/2             BBB          11,610,477
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

       11,610   North Carolina Eastern Municipal Power Agency, Power System          1/03 at 102             BBB          11,540,572
                 Revenue Bonds, Series 1993-D, 5.875%, 1/01/14

        1,000   North Carolina Eastern Municipal Power Agency, Power System          1/07 at 102             AAA           1,037,090
                 Revenue Bonds, Refunding Series 1996 A, 5.700%, 1/01/13

       14,060   North Carolina Municipal Power Agency Number 1, Catawba              1/03 at 100            BBB+          13,726,356
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

       11,660   North Carolina Municipal Power Agency Number 1, Catawba              1/01 at 100            BBB+          11,437,760
                 Electric Revenue Bonds, Series 1985B, 6.000%, 1/01/20

       10,000   North Carolina Municipal Power Agency Number 1, Catawba              1/10 at 101            BBB+          10,245,400
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20


                                             Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 0.1%

$       2,350   Midwest City Memorial Hospital Authority (Midwest City,              4/02 at 102         BBB+***          $2,483,222
                 Oklahoma), Hospital Revenue Bonds, Series 1992,
                 7.375%, 4/01/22 (Pre-refunded to 4/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.5%

        5,955   Pennsylvania Convention Center Authority, Refunding                  9/04 at 102             BBB           6,166,998
                 Revenue Bonds, 1994 Series A, 6.750%, 9/01/19

       11,175   Pennsylvania Housing Finance Agency, Single Family Mortgage         10/03 at 102             AA+          11,204,055
                 Revenue Bonds, Series 1993-36,  5.450%, 10/01/14

        9,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          4/06 at 102             AA+           9,204,480
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

       18,850   Pennsylvania Intergovernmental Cooperation Authority, Special        6/03 at 100             AAA          17,429,841
                 Tax Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series of 1993A, 5.000%, 6/15/22

        4,500   Pennsylvania Higher Educational Facilities Authority, The Trustees   7/08 at 100              AA           3,801,195
                 of the University of Pennsylvania, Revenue Bonds, Series 1998,
                 4.500%, 7/15/21

       19,255   City of Philadelphia, Pennsylvania, Water and Wastewater             6/03 at 102             AAA          19,492,414
                 Revenue Bonds, Series 1993, 5.500%, 6/15/14


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.8%

       10,000   Puerto Rico Infrastructure Financing Authority, Special Obligation  10/10 at 101             AAA           9,989,800
                 Bonds, 2000 Series A, 5.500%, 10/01/40

        5,500   Puerto Rico Industrial, Tourist, Educational, Medical, and           6/10 at 101            Baa2           5,711,475
                 Environmental Control Facilities Financing  Authority, Cogeneration
                 Facility Revenue Bonds, 2000 Series A, 6.625%, 6/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.3%

        6,250   Rhode Island Health and Educational Building Corporation,            5/07 at 102             AAA           5,814,375
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.250%, 5/15/26


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.0%

       13,000   Piedmont Municipal Power Agency (South Carolina), Electric           1/01 at 100            BBB-          10,410,660
                 Revenue Bonds, 1986 Refunding Series, 5.000%, 1/01/25

        8,000   South Carolina Jobs and Economic Development Authority,             12/10 at 102            Baa1           8,099,360
                 Hospital Improvement Revenue Bonds (Palmetto Health
                 Alliance), Series 2000A, 7.375%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.1%

        2,125   Municipal Energy Acquisition Corporation (Tennessee), Gas           No Opt. Call             AAA           1,909,376
                 Revenue Bonds, Series 1999, 4.125%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.2%

       11,990   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, 12/00 at 102            Baa1          12,241,790
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

       12,525   City of Austin, Texas, Combined Utility Systems Revenue Bonds,       5/01 at 100             AAA          12,769,238
                 Series 1986A, 8.000%, 11/15/16 (Pre-refunded to 5/15/01)

       24,265   City of Austin, Texas, Combined Utility Systems Revenue Refunding   No Opt. Call             AAA          35,280,097
                 Bonds, Series 1992A, 12.500%, 11/15/07

        2,630   Corpus Christi Housing Finance Corporation (Texas), Single Family    7/01 at 103             AAA           2,787,248
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A,
                 7.700%, 7/01/11

       10,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien   8/01 at 102             AA+          10,351,000
                 Revenue Refunding Bonds, Series 1991, 6.750%, 8/01/14

       10,045   City of Houston, Texas, Airport System Subordinate Lien Revenue      7/10 at 100             AAA          10,319,831
                 Bonds, Series 2000A, 5.875%, 7/01/16 (Alternative
                 Minimum Tax) (WI, settling 11/15/00)

        3,470   Irving Independent School District, Unlimited Tax School Building   No Opt. Call             AAA           2,048,619
                 Bonds, Series 1997, 0.000%, 2/15/11

        5,685   Irving Independent School District, Unlimited Tax Refunding Bonds,  No Opt. Call             AAA           3,562,903
                 Series 1997 A, 0.000%, 2/15/10

       22,060   Leander Independent School District (Williamson and Travis      8/09 at 31 15/32             AAA           4,115,293
                 Counties, Texas), Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

       14,625   Matagorda County Navigation District Number One (Texas),             4/01 at 102             AAA          14,750,336
                 Collateralized Revenue Refunding Bonds (Houston Lighting
                 and Power Company Project), Series 1995, 5.800%, 10/15/15

        4,000   Industrial Development Corporation of Port of Corpus Christi         4/08 at 102            BBB-           3,499,680
                 (Texas), Revenue Refunding Bonds (Valero Refining and
                 Marketing Company Project), 5.400%, 4/01/18

        5,750   Weslaco Health Facilities Development Corporation, Hospital          1/04 at 102             AAA           5,461,523
                 Revenue Bonds (Knapp Medical Center Project), Series 1994,
                 5.375%, 6/01/23

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTAH - 3.2%

$      12,000   Intermountain Power Agency (Utah), Power Revenue Refunding           7/06 at 102              A+         $10,947,240
                 Bonds, 1996 Series D, 5.000%, 7/01/21

                Intermountain Power Agency (Utah), Power Supply Revenue
                Refunding Bonds, 1993 Series A:
       18,580    5.500%, 7/01/20                                                     7/03 at 102           A+***          18,589,847
       21,045    5.500%, 7/01/20                                                     7/03 at 102              A+          20,486,255
        7,560    5.000%, 7/01/23                                                     7/03 at 100              A+           6,881,717

        5,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,       1/10 at 101 1/2             AAA           4,508,850
                 1998 Series G, 5.200%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

        3,245   Virginia Housing Development Authority, Multifamily Housing Bonds,   1/08 at 102             AA+           3,217,645
                 Series 1997E, 5.600%, 11/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.8%

          215   Washington Public Power Supply System, Nuclear Project              No Opt. Call             AAA             228,360
                 No. 1 Revenue Bonds, 14.375%, 7/01/01

        9,450   Washington Public Power Supply System, Nuclear Project No. 1         7/03 at 102             AAA           9,566,708
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993C:
       27,000    5.400%, 7/01/12                                                     7/03 at 102             Aa1          27,086,130
        2,970    5.375%, 7/01/15                                                     7/03 at 102             Aa1           2,954,883

       11,390   Washington Public Power Supply System, Nuclear Project No. 2         7/03 at 102             Aa1          11,676,459
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12

       17,700   Washington Public Power Supply System, Nuclear Project No. 2         7/04 at 102             Aa1          18,035,769
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/10

       20,975   Washington Public Power Supply System, Nuclear Project No. 3         7/01 at 102             Aaa          21,677,663
                 Refunding Revenue Bonds, Series 1991A, 6.500%, 7/01/18
                 (Pre-refunded to 7/01/01)

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993B:
       11,510    5.625%, 7/01/12                                                     7/03 at 102             Aa1          11,735,711
        9,000    5.600%, 7/01/17                                                     7/03 at 102             AAA           9,061,200

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993C:
       81,000    5.400%, 7/01/12                                                     7/03 at 102             Aa1          81,258,390
       14,850    5.375%, 7/01/15                                                     7/03 at 102             Aa1          14,774,414


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.4%

        7,180   West Virginia Housing Development Fund, Housing Finance Bonds,      11/06 at 102             AAA           7,311,968
                 Series 1997-A, 6.050%, 5/01/27

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1%

       20,385   The Wisconsin Public Power Incorporated System, Power Supply         7/03 at 102             AAA          19,504,164
                 System Revenue Bonds, Series 1993 A, 5.250%, 7/01/21

        2,645   Wisconsin Housing and Economic Development Authority,                3/04 at 102              AA           2,701,495
                 Homeownership Revenue Bonds, 1994 Series B, 6.750%, 9/01/25
                 (Alternative Minimum Tax)

       17,020   Wisconsin Health and Educational Facilities Authority, Revenue       8/03 at 102             AAA          16,676,872
                 Bonds (Sisters of the Sorrowful Mother - Ministry Corporation),
                 Series 1993D, 5.500%, 8/15/19

        1,750   Wisconsin Health and Educational Facilities Authority, Revenue       8/03 at 102             AAA           1,758,413
                 Bonds (Sisters of the Sorrowful Mother - Ministry Corporation),
                 Series 1993C, 5.400%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$   2,080,609   Total Investments (cost $1,832,268,760) - 99.3%                                                        1,890,528,644
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                      13,438,283
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,903,966,927
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Nuveen Municipal Income Fund, Inc. (NMI)

                            Portfolio of
                                       INVESTMENTS October 31, 2000

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 7.6%

$       5,530   Adelanto School District (San Bernardino County, California),       No Opt. Call             AAA          $1,629,691
                 1997 Series A, General Obligation Bonds (Bank Qualified),
                 0.000%, 9/01/22

                Brea Olinda Unified School District (California), General
                Obligation Bonds, Election of 1999, Series 1999A:
        2,000    0.000%, 8/01/21                                                    No Opt. Call             AAA             627,500
        2,070    0.000%, 8/01/22                                                    No Opt. Call             AAA             612,886
        2,120    0.000%, 8/01/23                                                    No Opt. Call             AAA             592,222

        3,000   California Pollution Control Financing Authority, Solid              7/07 at 102             N/R           1,950,000
                 Waste Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)

        1,150   Foothill/Eastern Transportation Corridor Agency, California,         1/07 at 100             AAA           1,260,377
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.7%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
          410    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102             Aaa             439,167
                 (Pre-refunded to 11/15/02)
        1,590    7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102               A           1,677,863

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
          285    8.750%, 11/15/23 (Alternative Minimum Tax)                         11/01 at 102             Aaa             302,798
                 (Pre-refunded to 11/15/01)
          780    8.750%, 11/15/23 (Alternative Minimum Tax)                         11/01 at 102               A             822,151


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 6.5%

        1,480   Capitol Region Education Council (Connecticut), Revenue Bonds,      10/05 at 102             BBB           1,548,302
                 6.750%, 10/15/15

        3,000   State of Connecticut Health and Educational Facilities Authority,    7/06 at 102            BBB-           3,043,920
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

        1,000   Housing Authority of the City of Willimantic, Multifamily           10/05 at 105             AAA           1,101,910
                 Housing Revenue Bonds, Series 1995A, GNMA Collateralized
                 Mortgage Loan - Village Heights Apartments Project),
                 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.0%

        1,670   Dade County Industrial Development Authority (Florida), Industrial   6/05 at 102             N/R           1,746,369
                 Development Revenue Bonds, Series 1995 (Miami Cerebral
                 Palsy Residential Services, Inc. Project), 8.000%, 6/01/22

        2,000   Martin County Industrial Development Authority (Florida),           12/04 at 102            BBB-           2,023,640
                 Industrial Development Revenue Bonds (Indiantown Cogeneration L.P.
                 Project), Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

          600   Martin County Industrial Development Authority (Florida),           12/04 at 102            BBB-             611,184
                 Industrial Development Revenue Refunding Bonds, Series B,
                 Indiantown Cogeneration Project, 8.050%, 12/15/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.8%

        4,320   City of Chicago Tax Increment Allocation Bonds (Irving/Cicero        1/09 at 100             N/R           4,237,704
                 Redevelopment Project), Series 1998, 7.000%, 1/01/14

        1,300   Illinois Health Facilities Authority, Revenue Bonds, Series 1993     9/03 at 102              A-           1,372,904
                 (Northern Illinois Medical Center Project), 6.000%, 9/01/19

        2,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,      10/03 at 102              A-           1,757,280
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

        1,145   Illinois Housing Development Authority, Homeowner Mortgage           8/04 at 102              AA           1,168,873
                 Revenue Bonds, 1994 Series A-2, 6.700%, 8/01/25
                 (Alternative Minimum Tax)

        1,975   Joliet Regional Port District, Airport Facilities Revenue Bonds,     7/07 at 103             N/R           1,926,810
                 Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 9.6%

$       9,000   Whitley County, Indiana, Solid Waste and Sewage Disposal            11/10 at 102             N/R          $8,492,400
                 Revenue Bonds (Steel Dynamics Inc., Project), Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.5%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds (Comm-Care Corporation Project), Series 1994:
          520    11.000%, 2/01/04                                                   No Opt. Call             BBB             565,131
        2,000    11.000%, 2/01/14                                                   No Opt. Call             BBB           2,522,860


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.4%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue          No Opt. Call             BBB           2,090,100
                 Bonds (Twin Coves Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax)
                 (Mandatory put 12/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.6%

        3,000   Massachusetts Industrial Finance Agency, Resource Recovery           7/01 at 103             N/R           3,145,170
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.2%

        2,795   Minnesota Housing Finance Agency, Single Family Mortgage             1/07 at 102             AA+           2,850,089
                 Bonds, 1995 Series M, 5.875%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 4.7%

        4,500   Mississippi Business Finance Corporation, Pollution Control         10/03 at 102            BBB-           4,142,925
                 Revenue Refunding Bonds (System Energy Resources, Inc.
                 Project), Series 1998, 5.875%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.9%

          800   New Hampshire Higher Educational and Health Facilities               1/07 at 102            BBB-             762,344
                 Authority, Revenue Bonds, Series 1997 (New Hampshire
                 College), 6.375%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 16.6%

        1,500   County of Cattaraugus, New York, Industrial Development Agency,     No Opt. Call             N/R           1,473,960
                 Tax- Exempt Industrial Development Revenue Bonds,
                 Series 1999A (Laidlaw Energy and Environmental, Inc.
                 Project), 8.500%, 7/01/21 (Alternative Minimum Tax)

        5,000   Erie County Industrial Development Agency (New York),               12/10 at 103             N/R           3,500,000
                 Solid Waste Disposal Facility Revenue Bonds (1998 CanFibre
                 of Lackawanna Project), 8.875%, 12/01/13
                 (Alternative Minimum Tax)

                The City of New York, General Obligation Bonds, Fiscal 1996
                Series F:
          500    5.750%, 2/01/15                                                 2/06 at 101 1/2               A             510,185
        1,400    5.750%, 2/01/19                                                 2/06 at 101 1/2               A           1,415,974

        1,000   The City of New York, General Obligation Bonds,                  2/06 at 101 1/2               A           1,024,590
                 Fiscal 1996 Series G, 5.750%, 2/01/14

        1,250   The City of New York, General Obligation Bonds,                 11/06 at 101 1/2               A           1,317,713
                 Fiscal 1997 Series D, 5.875%, 11/01/11

        2,500   New York State Medical Care Facilities Finance Agency,               2/05 at 102             AAA           2,769,100
                 Brookdale Hospital Medical Center, Secured Hospital
                 Revenue Bonds, 1995 Series A, 6.800%, 8/15/12
                 (Pre-refunded to 2/15/05)

        2,660   UFA Development Corporation, Utica, New York, FHA-Insured            1/07 at 102             Aa2           2,749,748
                 Mortgage Revenue Bonds, Series 1997A (Loretto-Utica
                 Project), 6.125%, 7/01/35


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.2%

        1,000   County of Franklin, Ohio, Hospital Facilities Mortgage Revenue       7/03 at 103             AAA           1,057,470
                 Bonds, 1991 Series A (Ohio Presbyterian Retirement Services),
                 8.750%, 7/01/21 (Pre-refunded to 7/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.8%

          685   Oklahoma County Industrial Authority, Revenue Bonds, Oklahoma        1/01 at 100             N/R             687,130
                 Blood Institute Project, Series 1988, 9.000%, 7/01/03


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.1%

        1,000   State of Oregon, Housing and Community Services Department,      7/07 at 101 1/2             Aa2             976,670
                 Mortgage Revenue Bonds (Single-Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)


                                            Nuveen Municipal Income Fund, Inc. (NMI) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 3.2%

$       1,750   Carbon County Industrial Development Authority, Pennsylvania,       No Opt. Call            BBB-          $1,781,413
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        1,000   Pennsylvania Convention Center Authority, Refunding Revenue          9/04 at 102             BBB           1,035,600
                 Bonds, 1994 Series A, 6.750%, 9/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.0%

        1,055   Alliance Airport Authority, Inc., Special Facilities Revenue        12/00 at 102            Baa1           1,077,155
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

          665   Hidalgo County Housing Finance Corporation (Florida),                4/04 at 102             Aaa             682,975
                 Single Family Mortgage Revenue Bonds (GNMA and FNMA
                 Collateralized), Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)

        3,000   Laredo Independent School District (Webb County, Texas),             8/09 at 100             AAA           2,868,420
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.250%, 8/01/24

                West Independent School District (McLennan and Hill Counties,
                Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
        1,000    0.000%, 8/15/25                                                8/13 at 51 27/32             AAA             222,790
        1,000    0.000%, 8/15/26                                                 8/13 at 49 3/32             AAA             209,690
        1,000    8/15/27                                                        8/13 at 46 15/32             AAA             197,210


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.5%

        1,240   Housing Authority of the City of Bellingham, Washington,            11/04 at 100           A1***           1,347,137
                 Housing Revenue Bonds, Series 1994  (Cascade Meadows
                 Project), 7.100%, 11/01/23 (Pre-refunded to 11/01/04)
------------------------------------------------------------------------------------------------------------------------------------
$      94,245   Total Investments (cost $83,285,639) - 92.9%                                                              81,929,500
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.5%

$       4,000   East Baton Rouge Parish (Exxon Project), Variable Rate Demand                               A-1+           4,000,000
=============    Bonds, 4.600%, 3/01/22+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                       2,284,751
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $88,214,251
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


Statement of
           NET ASSETS October 31, 2000

                                                                                                 MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                              $1,890,528,644         $81,929,500
Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                                                         --           4,000,000
Cash                                                                                                   3,617,430                  --
Receivables:
   Interest                                                                                           36,719,899           2,022,071
   Investments sold                                                                                    1,851,900           2,911,225
Other assets                                                                                              38,079               2,747
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 1,932,755,952          90,865,543
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                                --           2,080,790
Payable for investments purchased                                                                     18,468,468                  --
Accrued expenses:
   Management fees                                                                                       892,915              48,837
   Other                                                                                               1,141,915              53,241
Dividends payable                                                                                      8,285,727             468,424
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               28,789,025           2,651,292
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $1,903,966,927         $88,214,251
====================================================================================================================================
Shares outstanding                                                                                   194,959,520           8,010,098
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $         9.77         $     11.01
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
      OPERATIONS  Year Ended October 31, 2000

                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                          (NUV)               (NMI)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                  $113,116,974         $ 6,282,215
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                      10,495,940             583,276
Shareholders' servicing agent fees and expenses                                                         492,962              23,432
Custodian's fees and expenses                                                                           226,548              47,705
Directors' fees and expenses                                                                             21,106               2,901
Professional fees                                                                                       104,486               4,858
Shareholders' reports - printing and mailing expenses                                                   184,841              13,284
Stock exchange listing fees                                                                             161,622              16,381
Investor relations expense                                                                              248,083              11,943
Other expenses                                                                                          136,013              11,667
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                            12,071,601             715,447
   Custodian fee credit                                                                                (124,005)            (20,130)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                         11,947,596             695,317
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                               101,169,378           5,586,898
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                                 4,597,296            (476,451)
Change in net unrealized appreciation (depreciation) of investments                                  50,413,638          (2,382,682)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                     55,010,934          (2,859,133)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                         $156,180,312         $ 2,727,765
===================================================================================================================================


See accompanying notes to financial statements.


Statement of
           CHANGES IN NET ASSETS

                                                                 MUNICIPAL VALUE (NUV)                    MUNICIPAL INCOME (NMI)
                                                         -----------------------------------       --------------------------------
                                                             YEAR ENDED           YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                               10/31/00             10/31/99           10/31/00            10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $  101,169,378         $ 99,695,445       $  5,586,898         $ 5,550,581
Net realized gain (loss) from
   investment transactions                                    4,597,296             (646,778)          (476,451)            461,435
Net change in unrealized appreciation
   (depreciation) of investments                             50,413,638         (156,397,771)        (2,382,682)         (5,266,839)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      from operations                                       156,180,312          (57,349,104)         2,727,765             745,177
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
   investment income                                        (99,546,449)         (99,429,121)        (5,579,745)         (5,487,947)
From accumulated net realized gains
   from investment transactions                                      --          (18,170,228)          (461,215)           (592,941)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
      distributions to shareholders                         (99,546,449)        (117,599,349)        (6,040,960)         (6,080,888)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to
   shareholders due to
   reinvestment of distributions                                     --                   --            404,802             702,675
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        56,633,863         (174,948,453)        (2,908,393)         (4,633,036)
Net assets at the beginning of year                       1,847,333,064        2,022,281,517         91,122,644          95,755,680
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                            $1,903,966,927       $1,847,333,064        $88,214,251         $91,122,644
===================================================================================================================================
Balance of undistributed net
   investment income at the end of year                   $   2,109,241            $ 486,312      $     194,048           $ 186,895
===================================================================================================================================


See accompanying notes to financial statements.


Notes to
           FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2000, Municipal Value (NUV) had outstanding when-issued purchase commitments of $18,117,345. There were no such outstanding purchase commitments in Municipal Income (NMI).

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended October 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2000.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in shares were as follows:

                                                          MUNICIPAL VALUE (NUV)     MUNICIPAL INCOME (NMI)
                                                        ------------------------  -------------------------
                                                         YEAR ENDED   YEAR ENDED  YEAR ENDED     YEAR ENDED
                                                           10/31/00     10/31/99    10/31/00       10/31/99
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                                                     --          --      35,420         57,857
===========================================================================================================

3. DISTRIBUTIONS TO SHAREHOLDERS
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2000, to shareholders of record on November 15, 2000, as follows:

                                                                                   MUNICIPAL    MUNICIPAL
                                                                                 VALUE (NUV) INCOME (NMI)
---------------------------------------------------------------------------------------------------------
Dividend per share                                                                    $.0425       $.0585
---------------------------------------------------------------------------------------------------------


Notes to
        FINANCIAL STATEMENTS (continued)


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 2000, were as follows:

                                                                                   MUNICIPAL    MUNICIPAL
                                                                                 VALUE (NUV) INCOME (NMI)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                               $339,088,810  $ 5,065,866
   Short-term municipal securities                                                46,270,000   10,100,000
Sales and maturities:
   Long-term municipal securities                                                317,754,336    9,635,144
   Short-term municipal securities                                                46,270,000    6,100,000
=========================================================================================================


At October 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                   MUNICIPAL    MUNICIPAL
                                                                                VALUE  (NUV) INCOME (NMI)
---------------------------------------------------------------------------------------------------------
                                                                              $1,832,415,316  $87,285,639
=========================================================================================================

At October 31, 2000, Municipal Income (NMI) had unused capital loss carryforwards of $476,451 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2008.


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 2000, were as follows:

                                                                                   MUNICIPAL    MUNICIPAL
                                                                                 VALUE (NUV) INCOME (NMI)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                                 $ 83,327,269  $ 2,503,224
   depreciation                                                                  (25,213,941)  (3,859,363)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                      $ 58,113,328  $(1,356,139)
=========================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                   MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $500 million                                           .3500 of 1%
For the next $500 million                                            .3250 of 1
For net assets over $1 billion                                       .3000 of 1
===============================================================================


AVERAGE DAILY NET ASSETS                                  MUNICIPAL INCOME (NMI)
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:

GROSS INTEREST INCOME                                      MUNICIPAL VALUE (NUV)
-------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
===============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. COMPOSITION OF NET ASSETS
At October 31, 2000, net assets consisted of:

                                                                                   MUNICIPAL        MUNICIPAL
                                                                                 VALUE (NUV)     INCOME (NMI)
-------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                              $    1,949,595      $    80,101
Paid-in surplus                                                                1,837,697,688       89,772,692
Balance of undistributed net investment income                                     2,109,241          194,048
Accumulated net realized gain (loss) from investment transactions                  3,950,519         (476,451)
Net unrealized appreciation (depreciation) of investments                         58,259,884       (1,356,139)
-------------------------------------------------------------------------------------------------------------
Net assets                                                                    $1,903,966,927      $88,214,251
=============================================================================================================
Authorized shares                                                                350,000,000      200,000,000
=============================================================================================================


Notes to
        FINANCIAL STATEMENTS (continued)


8. INVESTMENT COMPOSITION
At October 31, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                                                   MUNICIPAL    MUNICIPAL
                                                                                 VALUE (NUV) INCOME (NMI)
---------------------------------------------------------------------------------------------------------
Basic Materials                                                                          --%          10%
Education and Civic Organizations                                                         2            5
Healthcare                                                                               15            5
Housing/Multifamily                                                                       3            4
Housing/Single Family                                                                     5            7
Long-Term Care                                                                            1            9
Tax Obligation/General                                                                    6           14
Tax Obligation/Limited                                                                   10            8
Transportation                                                                           13            7
U.S. Guaranteed                                                                          11            9
Utilities                                                                                27           22
Water and Sewer                                                                           7           --
---------------------------------------------------------------------------------------------------------
                                                                                        100%         100%
=========================================================================================================


Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (39% for Municipal Value (NUV) and 13% for Municipal Income (NMI)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial
           HIGHLIGHTS

Selected data for a share outstanding throughout each year ended October 31:

                                             INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                     ----------------------------------         --------------------------------
                                                   NET REALIZED/
                      BEGINNING      NET           UNREALIZED                   NET
                      NET ASSET      INVESTMENT    INVESTMENT                   INVESTMENT   CAPITAL
                      VALUE          INCOME        GAIN (LOSS)   TOTAL          INCOME       GAINS        TOTAL
MUNICIPAL VALUE (NUV)
Year Ended 10/31:
         2000         $ 9.48         $.52         $  .28         $ .80          $(.51)       $ --         $(.51)
         1999          10.37          .51           (.80)         (.29)          (.51)        (.09)        (.60)
         1998          10.29          .53            .21           .74           (.53)        (.13)        (.66)
         1997          10.18          .58            .22           .80           (.58)        (.11)        (.69)
         1996          10.29          .61           (.03)          .58           (.61)        (.08)        (.69)
MUNICIPAL INCOME (NMI)
Year Ended 10/31:
         2000          11.43          .70           (.36)          .34           (.70)        (.06)        (.76)
         1999          12.10          .70           (.61)          .09           (.69)        (.07)        (.76)
         1998          12.02          .71            .11           .82           (.71)        (.03)        (.74)
         1997          11.96          .76            .11           .87           (.76)        (.05)        (.81)
         1996          11.97          .77           (.02)          .75           (.76)         --          (.76)


                                                            TOTAL RETURNS
                                                    -----------------------------
                      ENDING
                      NET ASSET      ENDING         BASED ON         BASED ON NET
                      VALUE          MARKET VALUE   MARKET VALUE+    ASSET VALUE+
MUNICIPAL VALUE (NUV)
Year Ended 10/31:
         2000         $ 9.77         $ 8.5625        5.46%            8.71%
         1999           9.48           8.6250       (7.50)           (2.94)
         1998          10.37           9.9375       10.55             7.49
         1997          10.29           9.6250       10.39             8.18
         1996          10.18           9.3750        3.10             5.84
MUNICIPAL INCOME (NMI)
Year Ended 10/31:
         2000          11.01          11.2500        9.45             3.02
         1999          11.43          11.0000       (5.77)             .74
         1998          12.10          12.4375        5.21             7.06
         1997          12.02          12.5625       11.96             7.60
         1996          11.96          12.0000       12.42             6.49


                                                    RATIOS/SUPPLEMENTAL DATA
                      ----------------------------------------------------------------------------------
                                                  BEFORE CREDIT  AFTER CREDIT*
                                     -------------------------   ---------------------------
                                                  RATIO OF NET                  RATIO OF NET
                                     RATIO OF     INVESTMENT     RATIO OF       INVESTMENT
                      ENDING         EXPENSES     INCOME TO      EXPENSES       INCOME TO      PORTFOLIO
                      NET ASSETS     TO AVERAGE   AVERAGE        TO AVERAGE     AVERAGE        TURNOVER
                      (000)          NET ASSETS   NET ASSETS     NET ASSETS     NET ASSETS     RATE
MUNICIPAL VALUE (NUV)
Year Ended 10/31:
         2000         $1,903,967     .65%         5.44%          .64%           5.44%          17%
         1999          1,847,333     .65          5.09           .65            5.10           13
         1998          2,022,282     .65          5.18           .65            5.18           19
         1997          2,005,380     .68          5.71           .68            5.71           19
         1996          1,984,627     .69          5.98           .69            5.98           18
MUNICIPAL INCOME (NMI)
Year Ended 10/31:
         2000             88,214     .80          6.20           .77            6.23            6
         1999             91,123     .82          5.88           .82            5.89           31
         1998             95,756     .82          5.91           .82            5.91           23
         1997             94,283     .83          6.39           .83            6.39            9
         1996             93,249     .80          6.49           .80            6.49           10


*    After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

See accompanying notes to financial statements.


Build Your Wealth
                  AUTOMATICALLY



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvest-ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time. For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

Fund
     INFORMATION


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.


With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.



To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



LOGO: Invest well. Look ahead. LEAVEYOURMARK.(SM)

NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive                           FAN-1-10-00
Chicago, IL 60606 o www.nuveen.com